UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: June 30, 2007

ITEM 1. REPORT TO STOCKHOLDERS.
The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT JUNE 30, 2007	Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value

   Semi-Annual Report • June 30, 2007
What’s
Inside

Portfolio Objective

The Portfolio seeks long-term growth of capital. The investment objective of the Portfolio is non-fundamental and may be changed by the Board of Trustees without the approval of Shareholders or Policy holders.

Letter from the Chairman	I

Fund at a Glance	1

Fund Expenses	2

Schedule of Investments	4

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	13

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened during the six-month reporting period ended June 30, 2007. U.S. gross domestic product (“GDP”)[i] expanded 2.5% in the fourth quarter of 2006. In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The advance estimate for second quarter 2007 GDP growth was a solid 3.4%, its fastest rate since the first quarter of 2006. While consumer spending slowed, this was offset by a sharp increase in business spending and exports.

After increasing the federal funds rateii to 5.25% in June 2006—the 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last eight meetings. In its statement accompanying the June 2007 meeting, the Fed stated: “The economy seems likely to continue to expand at a moderate pace over coming quarters. . . . Readings on core inflation have improved modestly in recent months. However, a sustained moderation in inflation pressures has yet to be convincingly demonstrated. . . . In these circumstances, the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”
Despite concerns regarding the economy and increased volatility in the financial markets, stock prices generally rose during the six-month reporting period. Stocks began the year on a positive note, as the S&P 500 Indexiv hit a six-year high in January 2007. Stock prices rose on the back of optimism for continued solid corporate profits and hopes for a soft economic landing. The U.S. stock market’s ascent continued during much of February 2007, before a sharp decline at the end of the month. This was, in part, triggered by an 8.8% fall in China’s stock market on February 28th, its worst one-day performance in 10 years. After a modest increase in March
Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value      I

2007, U.S. stock prices rallied in April and May, thanks, in part, to surprisingly strong first quarter corporate profits. Stocks then gave up some ground in June due to continued weakness in the housing market, troubles in the subprime mortgage market and expectations that the Fed would not lower short-term interest rates in 2007. All told, the S&P 500 Index returned 6.96% during the six months ended June 30, 2007.
Looking at the U.S. stock market more closely, mid-cap stocks outperformed their large- and small-cap counterparts, as the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indexes returned 9.90%, 7.18% and 6.45%, respectively, for the six months ended June 30, 2007. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 8.22% and 6.01%, respectively.
Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility in recent weeks.

II     Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value

                                     Performance Review

For the six months ended June 30, 2007, Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value[1] returned 6.21%. In comparison, the Portfolio’s unmanaged benchmarks, the Russell 3000 Index[x] and the S&P 500 Index, returned 7.11% and 6.96%, respectively, for the same period. The Lipper Variable Multi-Cap Core Funds Category Average[2] increased 8.00% over the same time frame.

Performance Snapshot as of June 30, 2007 (unaudited)

Six Months

MDP — All Cap Growth and Value[1]	6.21%

Russell 3000 Index	7.11%

S&P 500 Index	6.96%

Lipper Variable Multi-Cap Core Funds Category Average	8.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower. Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2007, the gross total operating expenses for the Portfolio were 1.05%. As a result of a voluntary expense limitation, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses to average net assets of shares will not exceed 1.00%.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 215 funds in the Portfolio’s Lipper category.
Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value      III

                                     Special Shareholder Notices

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/ Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•	Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.
•	New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.
•	Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

On August 8, 2007, the Board of Trustees of Legg Mason Partners Variable Equity Trust approved changes to the Fund’s investment objective and investment strategies. In connection with the new investment objective and strategies, the Fund’s name and portfolio managers will change. The new name, investment objective and investment strategies will become effective on November 12, 2007.
The Fund’s name will change to “Legg Mason Partners Variable Capital Portfolio.” The Fund’s investment objective will change from long-term growth of capital to capital appreciation through investment in securities which the
IV     Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value

portfolio managers believe have above-average capital appreciation potential. The Fund will invest primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium size companies. However, the Fund may also invest in small capitalization companies including those at the beginning of their life cycles.

Information About Your Portfolio

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.
Sincerely,
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer
August 8, 2007
Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value      V

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
RISKS: Diversification does not assure against loss. Stocks are subject to market fluctuations. The Portfolio may invest in small-and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on performance. Please see the Portfolio’s prospectus for more information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.
VI     Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value

Fund at a Glance (unaudited)

Investment Breakdown
Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report      1

Fund Expenses (unaudited)
Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
   This example is based on an investment of $1,000 invested on January 1, 2007 and held for the six months ended June 30, 2007.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Beginning	Ending	Annualized	Expenses
Actual Total	Account	Account	Expense	Paid During
Return(2)	Value	Value	Ratio	the Period(3)

6.21%	$1,000.00	$1,062.10	0.93%	$4.75

(1)	For the six months ended June 30, 2007.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
2     Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)
Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Hypothetical	Beginning	Ending	Annualized	Expenses
Annualized	Account	Account	Expense	Paid During
Total Return	Value	Value	Ratio	the Period(2)

5.00%	$1,000.00	$1,020.18	0.93%	$4.66

(1)	For the six months ended June 30, 2007.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report      3

Schedule of Investments (June 30, 2007) (unaudited)
LEGG MASON PARTNERS VARIABLE MULTIPLE DISCIPLINE PORTFOLIO — ALL CAP GROWTH AND VALUE

Shares	Security	Value

COMMON STOCKS — 99.3%
CONSUMER DISCRETIONARY — 16.6%
Internet & Catalog Retail — 2.3%
39,000	Amazon.com Inc.*	$2,667,990
66,945	Expedia Inc.*	1,960,819
40,945	IAC/ InterActiveCorp.*	1,417,106

	Total Internet & Catalog Retail	6,045,915

Media — 10.7%
71,340	Cablevision Systems Corp., New York Group, Class A Shares*	2,581,795
11,152	Citadel Broadcasting Corp.	71,930
109,190	Comcast Corp., Special Class A Shares*	3,052,952
32,377	Discovery Holding Co., Class A Shares*	744,347
169,000	Interpublic Group of Cos. Inc.*	1,926,600
	Liberty Global Inc.:
14,193	Series A Shares*	582,481
6,390	Series C Shares*	251,127
9,188	Liberty Media Holding Corp., Capital Group, Series A Shares*	1,081,244
110,944	Liberty Media Holding Corp., Interactive Group, Series A Shares*	2,477,380
135,590	News Corp., Class B Shares	3,110,435
151,370	Pearson PLC, ADR	2,549,071
254,535	Time Warner Inc.	5,355,416
145,230	Walt Disney Co.	4,958,152

	Total Media	28,742,930

Specialty Retail — 3.6%
38,500	Bed Bath & Beyond Inc.*	1,385,615
76,160	Charming Shoppes Inc.*	824,813
85,000	Gap Inc.	1,623,500
131,234	Home Depot Inc.	5,164,058
19,000	Williams-Sonoma Inc.	600,020

	Total Specialty Retail	9,598,006

	TOTAL CONSUMER DISCRETIONARY	44,386,851

CONSUMER STAPLES — 6.9%
Beverages — 2.1%
60,963	Coca-Cola Co.	3,188,974
36,013	PepsiCo Inc.	2,335,443

	Total Beverages	5,524,417

Food & Staples Retailing — 1.0%
57,000	Wal-Mart Stores Inc.	2,742,270

See Notes to Financial Statements.
4     Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Shares	Security	Value

Food Products — 2.5%
40,000	Kraft Foods Inc., Class A Shares	$1,410,000
87,260	Unilever PLC, ADR	2,815,008
42,675	Wm. Wrigley Jr. Co.	2,360,354

	Total Food Products	6,585,362

Household Products — 1.3%
20,000	Kimberly-Clark Corp.	1,337,800
37,341	Procter & Gamble Co.	2,284,896

	Total Household Products	3,622,696

	TOTAL CONSUMER STAPLES	18,474,745

ENERGY — 8.4%
Energy Equipment & Services — 3.3%
19,000	Baker Hughes Inc.	1,598,470
30,000	BJ Services Co.	853,200
31,640	GlobalSantaFe Corp.	2,285,990
21,046	Grant Prideco Inc.*	1,132,906
51,350	Weatherford International Ltd.*	2,836,574

	Total Energy Equipment & Services	8,707,140

Oil, Gas & Consumable Fuels — 5.1%
98,520	Anadarko Petroleum Corp.	5,122,055
8,800	Chevron Corp.	741,312
65,380	Exxon Mobil Corp.	5,484,074
72,300	Williams Cos. Inc.	2,286,126

	Total Oil, Gas & Consumable Fuels	13,633,567

	TOTAL ENERGY	22,340,707

FINANCIALS — 13.2%
Capital Markets — 4.5%
8,000	Franklin Resources Inc.	1,059,760
40,004	Lehman Brothers Holdings Inc.	2,981,098
67,804	Merrill Lynch & Co. Inc.	5,667,059
34,530	State Street Corp.	2,361,852

	Total Capital Markets	12,069,769

Consumer Finance — 1.0%
43,145	American Express Co.	2,639,611

Diversified Financial Services — 2.1%
51,829	Bank of America Corp.	2,533,920
66,832	JPMorgan Chase & Co.	3,238,010

	Total Diversified Financial Services	5,771,930

See Notes to Financial Statements.
Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report      5

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Shares	Security	Value

Insurance — 3.4%
53,985	American International Group Inc.	$3,780,569
681	Berkshire Hathaway Inc., Class B Shares*	2,455,005
50,770	Chubb Corp.	2,748,688

	Total Insurance	8,984,262

Thrifts & Mortgage Finance — 2.2%
47,145	MGIC Investment Corp.	2,680,665
70,000	PMI Group Inc.	3,126,900

	Total Thrifts & Mortgage Finance	5,807,565

	TOTAL FINANCIALS	35,273,137

HEALTH CARE — 17.2%
Biotechnology — 6.8%
2,746	Alkermes Inc.*	40,092
63,945	Amgen Inc.*	3,535,519
106,655	Biogen Idec Inc.*	5,706,043
28,752	Genentech Inc.*	2,175,376
44,050	Genzyme Corp.*	2,836,820
65,000	ImClone Systems Inc.*	2,298,400
145,120	Millennium Pharmaceuticals Inc.*	1,533,918

	Total Biotechnology	18,126,168

Health Care Providers & Services — 1.4%
70,260	UnitedHealth Group Inc.	3,593,096

Pharmaceuticals — 9.0%
47,290	Abbott Laboratories	2,532,380
26,000	Eli Lilly & Co.	1,452,880
50,080	Forest Laboratories Inc.*	2,286,152
38,130	GlaxoSmithKline PLC, ADR	1,996,868
90,624	Johnson & Johnson	5,584,251
25,000	Novartis AG, ADR	1,401,750
220,516	Pfizer Inc.	5,638,594
56,610	Wyeth	3,246,017

	Total Pharmaceuticals	24,138,892

	TOTAL HEALTH CARE	45,858,156

INDUSTRIALS — 10.2%
Aerospace & Defense — 3.4%
15,000	Boeing Co.	1,442,400
49,960	Honeywell International Inc.	2,811,749
24,186	L-3 Communications Holdings Inc.	2,355,474
45,590	Raytheon Co.	2,456,845

	Total Aerospace & Defense	9,066,468

Building Products — 0.1%
10,700	Simpson Manufacturing Co. Inc.	361,018

See Notes to Financial Statements.
6     Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Shares	Security	Value

Electrical Equipment — 1.1%
62,570	Emerson Electric Co.	$2,928,276

Industrial Conglomerates — 3.8%
161,200	General Electric Co.	6,170,736
118,621	Tyco International Ltd.	4,008,204

	Total Industrial Conglomerates	10,178,940

Machinery — 1.8%
35,882	Caterpillar Inc.	2,809,561
41,200	Pall Corp.	1,894,788

	Total Machinery	4,704,349

	TOTAL INDUSTRIALS	27,239,051

INFORMATION TECHNOLOGY — 21.0%
Communications Equipment — 3.2%
215,975	Cisco Systems Inc.*	6,014,904
137,220	Motorola Inc.	2,428,794

	Total Communications Equipment	8,443,698

Computers & Peripherals — 3.1%
90,780	Dell Inc.*	2,591,769
19,435	International Business Machines Corp.	2,045,534
33,300	SanDisk Corp.*	1,629,702
90,061	Seagate Technology	1,960,628

	Total Computers & Peripherals	8,227,633

Electronic Equipment & Instruments — 0.7%
50,790	Agilent Technologies Inc.*	1,952,367

Internet Software & Services — 2.1%
59,000	eBay Inc.*	1,898,620
30,000	VeriSign Inc.*	951,900
100,500	Yahoo! Inc.*	2,726,565

	Total Internet Software & Services	5,577,085

Semiconductors & Semiconductor Equipment — 7.8%
115,000	Applied Materials Inc.	2,285,050
30,000	Broadcom Corp., Class A Shares*	877,500
829	Cabot Microelectronics Corp.*	29,421
46,136	Cree Inc.*	1,192,616
150,990	Intel Corp.	3,587,522
163,662	Micron Technology Inc.*	2,050,685
32,900	Novellus Systems Inc.*	933,373
194,078	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,160,092
185,210	Texas Instruments Inc.	6,969,452
31,218	Verigy Ltd.*	893,147

	Total Semiconductors & Semiconductor Equipment	20,978,858

See Notes to Financial Statements.
Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report      7

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Shares	Security	Value

Software — 4.1%
42,900	Advent Software Inc.*	$1,396,395
40,820	Autodesk Inc.*	1,921,806
41,000	Electronic Arts Inc.*	1,940,120
197,230	Microsoft Corp.	5,812,368

	Total Software	11,070,689

	TOTAL INFORMATION TECHNOLOGY	56,250,330

MATERIALS — 3.9%
Chemicals — 1.3%
29,600	Dow Chemical Co.	1,308,912
44,000	E.I. du Pont de Nemours & Co.	2,236,960

	Total Chemicals	3,545,872

Metals & Mining — 1.4%
88,945	Alcoa Inc.	3,604,941

Paper & Forest Products — 1.2%
41,975	Weyerhaeuser Co.	3,313,087

	TOTAL MATERIALS	10,463,900

TELECOMMUNICATION SERVICES — 1.9%
Diversified Telecommunication Services — 0.8%
54,440	Verizon Communications Inc.	2,241,295

Wireless Telecommunication Services — 1.1%
84,377	Vodafone Group PLC, ADR	2,837,598

	TOTAL TELECOMMUNICATION SERVICES	5,078,893

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $206,978,245)	265,365,770

Face
Amount

SHORT-TERM INVESTMENT — 0.7%
Repurchase Agreement — 0.7%
$1,827,000	State Street Bank & Trust Co. dated 6/29/07, 4.720% due 7/2/07; Proceeds due at maturity — $1,827,719; (Fully collateralized by U.S. Treasury Bonds, 6.250% to 8.000% due 11/15/21 to 8/15/23; Market value — $1,872,475) (Cost — $1,827,000)	1,827,000

	TOTAL INVESTMENTS — 100.0% (Cost — $208,805,245#)	267,192,770
	Liabilities in Excess of Other Assets — 0.0%	(9,147)

	TOTAL NET ASSETS — 100.0%	$267,183,623

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipt
See Notes to Financial Statements.
8     Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report

Statement of Assets and Liabilities (June 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $208,805,245)	$267,192,770
Cash	1,501
Dividends and interest receivable	320,359
Receivable from Manager	55,862

Total Assets	267,570,492

LIABILITIES:
Investment management fee payable	166,257
Payable for Fund shares repurchased	138,902
Distribution fees payable	33,235
Trustees’ fees payable	3,157
Accrued expenses	45,318

Total Liabilities	386,869

Total Net Assets	$267,183,623

NET ASSETS:
Par value (Note 4)	$155
Paid-in capital in excess of par value	200,592,945
Undistributed net investment income	684,600
Accumulated net realized gain on investments	7,518,398
Net unrealized appreciation on investments	58,387,525

Total Net Assets	$267,183,623

Shares Outstanding	15,461,115

Net Asset Value	$17.28

See Notes to Financial Statements.
Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report      9

Statement of Operations (For the six months ended June 30, 2007) (unaudited)

INVESTMENT INCOME:
Dividends	$1,894,447
Interest	147,596
Less: Foreign taxes withheld	(21,447)

Total Investment Income	2,020,596

EXPENSES:
Investment management fee (Note 2)	1,001,870
Distribution fees (Note 2)	333,929
Audit and tax	13,197
Shareholder reports	9,194
Trustees’ fees	6,202
Legal fees	4,431
Insurance	3,193
Custody fees	2,854
Transfer agent fees	45
Miscellaneous expenses	2,906

Total Expenses	1,377,821
Less: Fee waivers and/or expense reimbursements (Note 2)	(133,571)

Net Expenses	1,244,250

Net Investment Income	776,346

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	7,649,941
Change in Net Unrealized Appreciation/ Depreciation From Investments	7,801,873

Net Gain on Investments	15,451,814

Increase in Net Assets From Operations	$16,228,160

See Notes to Financial Statements.
10     Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended June 30, 2007 (unaudited)
and the year ended December 31, 2006

	2007	2006

OPERATIONS:
Net investment income	$776,346	$1,576,307
Net realized gain	7,649,941	13,852,572
Change in net unrealized appreciation/depreciation	7,801,873	19,665,433

Increase in Net Assets From Operations	16,228,160	35,094,312

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(25,009)	(1,657,129)
Net realized gains	(2,433,298)	(12,569,504)

Decrease in Net Assets From Distributions to Shareholders	(2,458,307)	(14,226,633)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	5,609,709	11,042,459
Reinvestment of distributions	2,458,307	14,226,633
Cost of shares repurchased	(26,590,865)	(58,580,574)

Decrease in Net Assets From Fund Share Transactions	(18,522,849)	(33,311,482)

Decrease in Net Assets	(4,752,996)	(12,443,803)
NET ASSETS:
Beginning of period	271,936,619	284,380,422

End of period*	$267,183,623	$271,936,619

* Includes undistributed (overdistributed) net investment income of:	$684,600	$(66,737)

See Notes to Financial Statements.
Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report      11

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

	2007(1)		2006		2005	2004	2003(2)		2002(2)(3)

Net Asset Value, Beginning of Period	$16.42		$15.24		$14.82	$13.99	$10.65		$10.00

Income From Operations:
Net investment income	0.05		0.10		0.05	0.04	0.02		0.01
Net realized and unrealized gain	0.97		1.97		0.73	0.89	3.33		0.64

Total Income From Operations	1.02		2.07		0.78	0.93	3.35		0.65

Less Distributions From:
Net investment income	(0.00	) (4)	(0.10)		(0.05)	(0.05)	(0.01)		—
Net realized gains	(0.16)		(0.79)		(0.31)	(0.05)	(0.00	) (4)	—

Total Distributions	(0.16)		(0.89)		(0.36)	(0.10)	(0.01)		—

Net Asset Value, End of Period	$17.28		$16.42		$15.24	$14.82	$13.99		$10.65

Total Return(5)	6.21%		13.62%		5.25%	6.64%	31.44%		6.50%

Net Assets, End of Period (000s)	$267,184		$271,937		$284,380	$246,342	$103,769		$3,330

Ratios to Average Net Assets:
Gross expenses	1.03	% (6)	1.10	% (7)	1.06%	1.07%	1.31%		21.24	% (6)
Net expenses(8)(9)	0.93	(6)	0.98	(7)	0.96	0.95	1.00		1.00	(6)
Net investment income	0.58	(6)	0.57		0.38	0.43	0.17		0.49	(6)

Portfolio Turnover Rate	4%		14%		22%	9%	3%		2%

(1)	For the six months ended June 30, 2007 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	For the period October 1, 2002 (commencement of operations) to December 31, 2002.

(4)	Amount represents less than $0.01 per share.

(5)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.05% and 0.95%, respectively (Note 8).

(8)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of shares will not exceed 1.00%.

(9)	Reflects fee waivers and/or expense reimbursements.
See Notes to Financial Statements.
12     Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies
Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value (the “Fund”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 30, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Variable Portfolios IV, a Massachusetts business trust registered under the 1940 Act.
   Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to
Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report      13

Notes to Financial Statements (unaudited) (continued)
shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
   (f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).
   Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to ClearBridge the day-to-day portfolio management of the Fund. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.
   During the six months ended June 30, 2007, the Fund had a voluntary expense limitation in place of 1.00%.
   Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.
   The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a distribution fee of 0.25% of the average daily net assets. This fee is calculated daily and paid monthly.
   During the six months ended June 30, 2007, CGM and LMIS waived a portion of their distribution fees equal to 0.10% of the average daily net assets for the Fund, resulting in a waiver of $133,571.
   Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.
14     Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
3. Investments
During the six months ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$11,228,089

Sales	26,849,158

   At June 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$61,222,215
Gross unrealized depreciation	(2,834,690)

Net unrealized appreciation	$58,387,525

4. Shares of Beneficial Interest
At June 30, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Prior to April 30, 2007, the Trust had an unlimited number of shares authorized with a par value of $0.001 per share.
   Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006

Shares sold	330,044	698,147
Shares issued on reinvestment	142,016	868,168
Shares repurchased	(1,572,267)	(3,665,357)

Net Decrease	(1,100,207)	(2,099,042)

5. Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), the then-investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).
   The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a
Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report      15

Notes to Financial Statements (unaudited) (continued)
side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
   SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
16     Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
6. Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 5. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
   On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
   As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under its respective contracts.
   * * *
   Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
   On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice,
Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report      17

Notes to Financial Statements (unaudited) (continued)
except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
   On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.
   Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.
7. Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.
8. Special Shareholder Meeting and Reorganization
Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.
18     Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
9. Recent Accounting Pronouncement
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.
   * * *
   On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.
10. Subsequent Events
On August 8, 2007, the Board of Trustees of Legg Mason Partners Variable Equity Trust approved changes to the Fund’s investment objective and investment strategies. In connection with the new investment objective and strategies, the Fund’s name and portfolio managers will change. The new name, investment objective and investment strategies will become effective on November 12, 2007.
   The Fund’s name will change to “Legg Mason Partners Variable Capital Portfolio.” The Fund’s investment objective will change from long-term growth of capital to capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential. The Fund will invest primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium size companies. However, the Fund may also invest in small capitalization companies including those at the beginning of their life cycles.
   * * *
   On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to
Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report      19

Notes to Financial Statements (unaudited) (continued)
supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Fund. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.
20     Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value 2007 Semi-Annual Report

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Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value

TRUSTEES
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISER
ClearBridge Advisors, LLC

DISTRIBUTORS
Citigroup Global Markets Inc. Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
PFPC, Inc. 4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue
New York, New York 10154

This report is submitted for the general information of the shareholders of the Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

© 2007 Legg Mason
Investor Services, LLC
Member FINRA, SIPC

FDXX010081 8/07 SR07-379

Legg Mason Partners
Variable Multiple Discipline
Portfolio — All Cap Growth
and Value

The Fund is a separate investment series of the Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE MULTIPLE DISCIPLINE PORTFOLIO —
ALL CAP GROWTH AND VALUE
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Forms N-Q from the Fund shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
Not Applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not Applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not Applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULES OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an Semi-Annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Not Applicable.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: August 28, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date: August 28, 2007

By:	/s/ Kaprel Ozsolak

(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust

Date: August 28, 2007